LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

COLLECTION PERIOD:                  OCTOBER  1-31, 2004                            PAYMENT DATE:   NOV 15 2004
DETERMINATION DATE:                 NOV 08 2004                                    REPORT BRANCH:  2041

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INITIAL DEAL                                          TOTAL          CLASS A-1        CLASS A-2    OVERCOLLATERALIZATION
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Class Percentages                                        100.00%            68.64%          30.36%           1.00%

Original Pool Balance                             303,030,302.06    208,000,000.00   92,000,000.00    3,030,302.06

Note Balance Total                                300,000,000.00    208,000,000.00   92,000,000.00

Number of Contracts                                       16,418

Class Pass Through Rates                                                   1.5030%         2.8410%

Servicing Fee Rate                                      1.75000%

Indenture Trustee Fee                                   0.00350%

Custodian Fee                                           0.02000%

Backup Servicer Fee                                     0.02150%

Insurance Premium Fee                                   0.35000%

Class C Certificate Rate                                6.00000%

Initial Weighted Average APR                           10.07510%

Initial Weighted Average Monthly

     Dealer Participation Fee Rate                      0.00000%

Initial Weighted Average Adjusted APR (net of Monthly

      Dealer Participation) of Remaining Portfolio     10.07510%

Initial Weighted Average Remaining Term                    64.74

Initial Weighted Average Original Term                     68.01

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CURRENT MONTH CERTIFICATE
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     BALANCES                                         TOTAL          CLASS A-1        CLASS A-2

BOP:

Total Pool Balance                                238,208,917.23    143,178,615.15   92,000,000.00    3,030,302.06

Total Note Balance                                227,015,272.61    135,015,272.61   92,000,000.00

EOP:

Number of Current Month Closed Contracts                     473

Number of Reopened Loans                                       0

Number of Contracts - EOP                                 13,495

Total Pool Balance  -  EOP                        228,951,229.79    133,920,927.71   92,000,000.00    3,030,302.06

Total Note Balance - EOP                          217,010,445.66    125,010,445.66   92,000,000.00

Class Collateral Pool Factors                         0.72336815        0.60101176      1.00000000

Weighted Average APR of Remaining Portfolio             9.96773%

Weighted Average Monthly Dealer Participation Fee Rate  0.00000%

Weighted Average Adjusted APR (net of Monthly

     Dealer Participation) of Remaining Portfolio       9.96773%

Weighted Average Remaining Term                            58.06

Weighted Average Original Term                             68.28

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

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TOTAL DISTRIBUTION AMOUNT                                                                             CONTRACTS
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     Monthly Payments:              Principal                                         3,853,441.52

                                    Interest                                          1,849,346.36

     Early Payoffs:                 Principal Collected                               4,751,936.18

                                    Early Payoff Excess Servicing Compensation              413.96

                                    Early Payoff Principal Net of Rule of 78s Adj.    4,751,522.22             412

                                    Interest                                             47,007.70

     Liquidated Receivable:         Principal Collected                                   7,550.36

                                    Liquidated Receivable Excess Servicing Compensation       0.00

                                    Liquidated Receivable Principal Net of Rule of 78s Adj7,550.36              60

                                    Interest                                                 84.27

     Purchase Amount:               Principal                                            26,898.49               1

                                    Interest                                                475.67

                                                 Total Principal                      8,639,412.59

                                                 Total Interest                       1,896,914.00

                                                 Total Principal and Interest        10,536,326.59

     Recoveries                                                                         290,619.19

     Excess Servicing Compensation                                                          413.96

     Late Fees & Miscellaneous Fees                                                      50,968.60

     Collection Account Customer Cash                                                10,878,328.34

     ADDITIONAL COLLECTION ACCOUNT CASH:

     Collection Account Investment Income                                                11,561.76

     Available Funds                                                                 10,889,890.10

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                                                                                     DISTRIBUTION        SHORTFALL / DRAW
DISTRIBUTION                                                                             AMOUNT          DEFICIENCY CLAIM
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                                                                                     10,889,890.10

Monthly Dealer Participation Fee                                              0.00   10,889,890.10            0.00

Prior Unpaid Dealer Participation Fee                                         0.00   10,889,890.10

Servicing Fees:                     Current Month Servicing Fee         347,388.00

                                    Prior Period Unpaid Servicing Fee         0.00

                                    Late Fees & Miscellaneous Fees       50,968.60

                                    Excess Servicing Compensation           413.96

                                                 Total Servicing Fees:  398,770.56   10,491,119.54            0.00

Indenture Trustee Fee                                                       662.13   10,490,457.41            0.00

Custodian Fee                                                             3,970.15   10,486,487.26            0.00

Backup Servicer Fee                                                       4,267.91   10,482,219.35            0.00

Prior Unpaid Indenture Trustee Fee                                            0.00   10,482,219.35            0.00

Prior Unpaid Custodian Fee                                                    0.00   10,482,219.35            0.00

Prior Unpaid Backup Servicer Fee                                              0.00   10,482,219.35            0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

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                                                                                     DISTRIBUTION         SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                                  AMOUNT            DEFICIENCY CLAIM
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     Class A-1 Note Interest:       Current Month                       169,106.63   10,313,112.72            0.00

                                    Prior Carryover Shortfall                 0.00   10,313,112.72

     Class A-2 Note Interest:       Current Month                       217,810.00   10,095,302.72            0.00

                                    Prior Carryover Shortfall                 0.00   10,095,302.72

     Principal Payment Amount:      Current Month                             0.00   10,095,302.72            0.00

                                    Prior Carryover Shortfall                 0.00   10,095,302.72

     Certificate Insurer:           Reimbursement Obligations                 0.00   10,095,302.72            0.00

                                    Premium                              63,295.56   10,032,007.16            0.00

     Class C Interest Payment AmountCurrent Month                        34,090.91    9,997,916.25            0.00

                                    Prior Carryover Shortfall                 0.00    9,997,916.25            0.00

     Supplemental Enhancement AccounReimbursement                             0.00    9,997,916.25            0.00

     Expenses:                      Trust Collateral Agent                  350.00    9,997,566.25            0.00

                                    Indenture Trustee                         0.00    9,997,566.25            0.00

                                    Backup Servicer                           0.00    9,997,566.25            0.00

                                    Custodian                                 0.00    9,997,566.25            0.00

     Distribution to (from) the Spread Account                        9,997,566.25            0.00

     Distribution (from) the Supplemental Enhancement Account                 0.00            0.00

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LIQUIDATED RECEIVABLES AND CRAM DOWN LOSS
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                                                                                   Cumulative Cram Down Loss
Liquidated Receivables and Cram Down Loss:                                         Balance         Units

     BOP Liquidated Receivable Principal Balance      619,282.38                         17,560.30               6

     Cram Down Loss                                     6,542.83                          6,542.83               2

     Liquidation Principal Proceeds                     7,550.36

     Principal Loss                                   618,274.85

     Prior Month Cumulative Principal Loss LTD      2,397,092.86

     Cumulative Principal Loss LTD                  3,015,367.71                         24,103.13               8

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STATISTICAL INFORMATION
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                                                                      % OF TOTAL POOL
DELINQUENCY STATUS:                 # OF CONTRACTS   AMOUNT                BALANCE
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     Current                              10,980  189,959,344.70            82.97%

     1-29 Days                             2,259   36,656,042.65            16.01%

     30-59 Days                              140    1,122,637.37             0.49%

     60-89 Days                               67      728,571.19             0.32%

     90-119 Days                              33      354,729.21             0.15%

     120 Days or More                         16      129,904.67             0.06%

                              Total       13,495  228,951,229.79           100.00%

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STATISTICAL INFORMATION CONTINUED
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TRIGGER ANALYSIS:

(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                                     Trigger          Trigger      Event of Default   Event of
                                    Current Month   Threshold          Event          Threshold        Default

Average Delinquency Ratio               0.76029%      6.00%             NO              8.00%            NO

Cumulative Default Rate                    1.28%      4.79%             NO              5.39%            NO

Cumulative Loss Rate                       0.55%      2.52%             NO              2.96%            NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

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STATISTICAL INFORMATION CONTINUED
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REPOSSESSION STATISTICS:

                                    CERTIFICATE INVENTORY                                          RECOVERY INVENTORY
                                    # OF CONTRACTS      AMOUNT *                                    # OF CONTRACTS   AMOUNT *

Prior Month Inventory                         24      468,297.25             Prior Month Inventory               6 134,972.10

Repurchased                                    0            0.00                       Repurchased               0       0.00

Adjusted Prior Month Inventory                24      468,297.25    Adjusted Prior Month Inventory               6 134,972.10

Current Month Repos                           18      360,692.81               Current Month Repos              28 510,987.55

Repos Actually Liquidated                     21      396,149.70      Repos from Trust Liquidation               1  20,140.61

Repos Liquidated at 60+ or 150+                1       20,140.61         Repos Actually Liquidated              25 525,508.85

Dealer Payoff                                  0            0.00                     Dealer Payoff               0       0.00

Redeemed / Cured                               0            0.00                  Redeemed / Cured               2  13,676.80

Purchased Repos                                0            0.00                   Purchased Repos               0       0.00

Current Month Inventory                       20      412,699.75           Current Month Inventory               8 126,914.61

                    * The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE AND CRAM DOWN LOSS STATISTICS:

                                    # OF CONTRACTS        AMOUNT

Current Month Balance                         60      625,825.21

Cumulative Balance                           259    3,405,806.25

Current Month Proceeds                                  7,634.63

Cumulative Proceeds                                   390,515.31

Current Month Recoveries                              290,619.19

Cumulative Recoveries                               1,363,327.29

                                                 RECEIVABLES LIQUIDATED AT 150 OR MORE
                                                 DAYS DELINQUENT, 60 OR MORE DAYS PAST
                                                 THE DATE AVAILABLE FOR SALE AND BY                CUMULATIVE RECEIVABLES
                                                 ELECTION:                                         LIQUIDATED AT 150+ AND 60+:

                                                         Balance             Units                         Balance      Units

Prior Month                                               222.32                 1                       30,642.09          2

Current Trust Liquidation Balance                      20,140.61                 1                       20,140.61          1

Current Monthly Principal Payments                          0.00

Cram Down Loss                                              0.00

Reopened Loan Due to NSF                                  349.98                 2

Current Repurchases                                         0.00                 0

Current Recovery Sale Proceeds                              0.00                (2)

Deficiency Balance of Sold Vehicles                      (222.32)

EOP                                                    20,490.59                 2                       50,782.70          3

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

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STATISTICAL INFORMATION CONTINUED
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     SPREAD ACCOUNT RECONCILIATION
                                                                                   REQUISITE AMOUNT:  4,545,454.53

Total Deposit                                                         4,545,454.53

BOP Balance                                                           4,545,454.53

Remaining Distribution Amount                                         9,997,566.25

Investment Income                                                         7,260.70

Current Month Draw                                                            0.00

EOP Balance Prior to Distribution                                    14,550,281.48

Spread Account Release Amount                                        10,004,826.95

EOP Balance                                                           4,545,454.53

     Class A Principal Payment Amount                                10,004,826.95

     Class C Supplemental Interest and Carryover Shortfall                    0.00

     Class R Certificateholder Distribution                                   0.00

     CLASS C SUPPLEMENTAL ENHANCEMENT ACCOUNT

Total Deposit                                                         6,818,181.80

BOP Balance                                                           6,818,181.80

Supplemental Enhancement Account Deposit                                      0.00

Current Month Draw                                                            0.00

Supplemental Enhancement Account Investment Earnings                     10,883.36

Supplemental Enhancement Account Investment Earnings Amount to

     Class C Certificateholder                                          (10,883.36)

Class C Supplemental Enhancement Amount Before Release                6,818,181.80

Supplemental Enhancement Account Release Amount                         409,297.48

EOP Balance                                                           6,408,884.32

Overcollateralization Amount                                         11,940,784.13

Current Month Total Enhancement Amount                               22,895,122.98          10.00%

Required Total Enhancement Amount                                    22,895,122.98          10.00%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

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            CUMULATIVE LOSS:                                     CUMULATIVE GROSS DEFAULT:
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              UP TO MONTH          TRIGGER EVENT  EVENT OF DEFAULT   UP TO MONTH     TRIGGER EVENT  EVENT OF DEFAULT

                   3                   1.01%          1.27%                    3           2.02%        2.31%

                   6                   2.02%          2.33%                    6           4.03%        4.23%

                   9                   2.52%          2.96%                    9           4.79%        5.39%

                   12                  4.03%          4.23%                   12           7.57%        7.69%

                   15                  4.58%          4.81%                   15           8.71%        8.75%

                   18                  5.50%          5.77%                   18          11.00%       10.49%

                   21                  6.00%          6.73%                   21          11.54%       12.24%

                   24                  6.65%          7.31%                   24          12.08%       13.28%

                   27                  7.07%          7.89%                   27          12.86%       14.34%

                   30                  7.71%          8.46%                   30          14.02%       15.38%

                   33                  8.14%          9.04%                   33          14.80%       16.44%

                   36                  8.57%          9.42%                   36          15.58%       17.14%

                   39                  8.79%          9.61%                   39          15.98%       17.48%

                   42                  9.00%         10.00%                   42          16.36%       18.18%

                   45                  9.00%         10.00%                   45          16.36%       18.18%

                   48                  9.00%         10.00%                   48          16.36%       18.18%

                   51                  9.00%         10.00%                   51          16.36%       18.18%

                   54                  9.00%         10.00%                   54          16.36%       18.18%

                   57                  9.00%         10.00%                   57          16.36%       18.18%

                   60                  9.00%         10.00%                   60          16.36%       18.18%

                   63                  9.00%         10.00%                   63         16.36%        18.18%

                   66                  9.00%         10.00%                   66         16.36%        18.18%

                   69                  9.00%         10.00%                   69         16.36%        18.18%

                   72                  9.00%         10.00%                   72         16.36%        18.18%
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     AVERAGE DELINQUENCY RATIO:
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     Up to Month                    Trigger Event    Event of Default

                                 12        6.00%           8.00%

                                 24        7.00%           9.00%

                                 72        8.00%          10.00%
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Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of October 31, 2004 and were performed in conformity with the Sale and Servicing Agreement dated March 1, 2004.

/s/ Maureen E. Morley
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Maureen E. Morley
Vice President and Controller